Exhibit 99.1

Cavium

Announces Financial Results for Q2 2017

SAN JOSE, Calif., August 2, 2017 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable intelligent processing for enterprise, data center, cloud, wired and wireless networking, today announced financial results for the second quarter ended June 30, 2017.

Net revenue in the second quarter of 2017 was $242.1 million, a 5.5% sequential increase from the $229.6 million reported in the first quarter of 2017 and 125.9% from the $107.2 million reported in the second quarter of 2016.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the second quarter of 2017 was $11.1 million, or ($0.16) per diluted share, compared to $50.5 million, or ($0.75) per diluted share in the first quarter of 2017. Gross margins were 53.5% in the second quarter of 2017 compared to 40.1% in the first quarter of 2017. GAAP operating loss (GAAP loss from operations as a percentage of revenue) was 2.5% in the second quarter of 2017 compared to 17.0% in the first quarter of 2017. Total cash and cash equivalents were $127.1 million at June 30, 2017.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. Cavium believes that these non-GAAP financial measures provide additional insight into Cavium’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the second quarter of 2017, Non-GAAP net income was $48.9 million, or $0.67 per diluted share, Non-GAAP gross margin was 65.9% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 23.3%.

Recent News Highlights

•	July 25, 2017 - Cavium Expands XPliant® Product Portfolio with 10GbE and 25GbE Optimized Programmable Switch Devices
•	July 18, 2017 - Cavium 25/50Gbps Ethernet Adapter Technology Powers Hewlett Packard Enterprise Synergy
•	July 11, 2017 - Cavium FastLinQ® Ethernet Enables Universal RDMA for Dell EMC 14th Generation PowerEdge Servers
•	June 28, 2017 - Cavium and China Unicom Announced Trials of M-CORD NFV/5G Platforms in China
•	June 27, 2017 - Cavium Unveiled Industry’s Most Advanced 10/25/40/50Gbps Ethernet NIC Family
•	June 19, 2017 - Cavium and Leading Partners Showcased ThunderX®-based Server Platforms & Software for High Performance Computing at ISC 2017
•	June 19, 2017 - Cavium Expands the ThunderX2 Server Ecosystem for Cloud and HPC Applications
•	May 29, 2017 - Cavium and Partners Demonstrated a Range of Efficient, Secure and Scalable Datacenter and Networking Infrastructure Solutions at COMPUTEX 2017
•	May 29, 2017 - Cavium FastLinQ® Ethernet Adopted by Major ODMs for Next-Generation Cloud and Telco Datacenters
•	May 29, 2017 - Inventec Launched New Baymax™ HyperScale Server Platforms Powered by Cavium ThunderX2™ Processors
•	May 29, 2017 - Ingrasys Enables High Performance Computing and Hyperscale Workloads with New Class of Server Platforms Powered by Cavium ThunderX2™ Processors

•	May 29, 2017 - GIGABYTE Technology Announced Expansion of their ARM Server Portfolio based on Cavium's ThunderX2™ Workload Optimized Processor Family
•	May 9, 2017 - Cavium QLogic Accelerates NVMe over Fabrics Adoption
•	May 8, 2017 - Cavium Demonstrated Newest Enterprise Connectivity and Datacenter Solutions at Dell EMC World 2017
•	May 8, 2017 - Cavium Showcased Innovative Solutions for Private and Public Cloud Infrastructure and Scale Out Applications at OpenStack 2017

•	May 3, 2017 - Cavium Named Winner of Omega Award for Trailblazing Innovation by ACG Research for 2016

•	May 3, 2017 - Cavium Demonstrated Next-generation NFV, SDN, 5G and Telco Cloud Infrastructure Solutions at NFV World Congress 2017

•	May 2, 2017 - China Mobile, ARM, Cavium and Enea Signed Agreement for Cooperation in China Mobile Open NFV Testlab

•	May 2, 2017 - Cavium Demonstrated Leading Datacenter, HPC and Next-generation Cloud Infrastructure Solutions at Red Hat Summit 2017

•	April 27, 2017 - Online Launched ARMv8-Based Scaleway Public Cloud Service Powered by Cavium’s ThunderX® Workload Optimized Processors

Cavium will broadcast its second quarter of 2017 financial results conference call today, August 2, 2017, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium offers a broad portfolio of integrated, software compatible processors ranging in performance from 1Gbps to 100Gbp that enable secure, intelligent functionality in Enterprise, Data Center, Broadband, Mobile and Service Provider Equipment, highly programmable switches which scale to 3.2Tbps and Ethernet and Fibre Channel adapters up to 100Gbps. Cavium processors are supported by ecosystem partners that provide operating systems, tools and application support, hardware reference designs and other products. Cavium is headquartered in San Jose, CA with design centers in California, Massachusetts, India, Israel, China and Taiwan. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	June 30, 2017	March 31, 2017
Net revenue	$242,093	$229,577
Cost of revenue	112,604	137,454
Gross profit	129,489	92,123
Operating expenses:
Research and development	94,758	90,713
Sales, general and administrative	40,791	40,397
Total operating expenses	135,549	131,110
Loss from operations	(6,060)	(38,987)
Other income (expense), net:
Interest expense	(6,062)	(10,124)
Other, net	1	(133)
Total other expense, net	(6,061)	(10,257)
Loss before income taxes	(12,121)	(49,244)
(Benefit from) provision for income taxes	(1,049)	1,279
Net loss	$(11,072)	$(50,523)
Net loss per common share, basic and diluted	$(0.16)	$(0.75)
Shares used in computing basic and diluted net loss per common share	68,199	67,640

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	June 30, 2017	March 31, 2017
Reconciliation of GAAP gross profit and margin to non-GAAP:
Net revenue	$242,093	$229,577
GAAP gross profit	129,489	92,123
GAAP gross margin	53.5%	40.1%

Stock-based compensation and related payroll taxes	718	694
Inventory charges	1,661	25,803
Realignment charges	-	5,104
Amortization of acquisition related assets	27,706	27,053
Non-GAAP gross profit	$159,574	$150,777
Non-GAAP gross margin	65.9%	65.7%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$94,758	$90,713
Stock-based compensation and related payroll taxes	(18,298)	(16,214)
Realignment charges	-	(422)
Amortization of acquisition related assets	(731)	(743)
Acquisition and integration related costs	(811)	(1,346)
Non-GAAP research and development expenses	74,918	71,988

GAAP sales, general and administrative expenses	40,791	40,397
Stock-based compensation and related payroll taxes	(9,363)	(8,769)
Realignment charges	-	(552)
Amortization of acquisition related assets	(1,277)	(1,246)
Acquisition and integration related costs	(1,984)	(1,618)
Non-GAAP sales, general and administrative expenses	28,167	28,212
Total Non-GAAP operating expenses	$103,085	$100,200

Reconciliation of GAAP non-operating expenses to non-GAAP:
GAAP other expense, net	$(6,061)	$(10,257)
Acquisition related debt refinancing costs	-	2,680
Non-GAAP other expense, net	$(6,061)	$(7,577)

Reconciliation of GAAP Income tax to non-GAAP:
GAAP (benefit from) provision for income tax	$(1,049)	$1,279
Acquisition related tax adjustments	2,605	-
Non-GAAP provision for income tax	$1,556	$1,279

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	June 30, 2017	March 31, 2017
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$(6,060)	$(38,987)
Stock-based compensation and related payroll taxes	28,379	25,677
Inventory charges	1,661	25,803
Realignment charges	-	6,078
Amortization of acquisition related assets	29,714	29,042
Acquisition and integration related costs	2,795	2,964
Non-GAAP income from operations	$56,489	$50,577
Non-GAAP income from operations as a percentage of revenue	23.3%	22.0%

Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss	$(11,072)	$(50,523)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	28,379	25,677
Inventory charges	1,661	25,803
Realignment charges	-	6,078
Amortization of acquisition related assets	29,714	29,042
Acquisition and integration related costs	2,795	2,964
Acquisition related debt refinancing costs	-	2,680
Acquisition related tax adjustments	(2,605)	-
Total of non-GAAP adjustments	59,944	92,244
Non-GAAP net income	$48,872	$41,721

GAAP net loss per share, diluted	$(0.16)	$(0.75)
Non-GAAP adjustments detailed above	0.83	1.33
Non-GAAP net income per share, diluted	$0.67	$0.58

GAAP weighted average shares, diluted	68,199	67,640
Non-GAAP share adjustment	5,019	4,688
Non-GAAP weighted average shares, diluted	73,218	72,328

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of
	June 30, 2017	March 31, 2017
Assets
Current assets
Cash and cash equivalents	$127,061	$132,409
Accounts receivable, net	173,754	136,510
Inventories	94,116	100,467
Prepaid expenses and other current assets	21,669	22,461
Total current assets	416,600	391,847
Property and equipment, net	157,542	152,690
Intangible assets, net	714,636	740,004
Goodwill	241,067	241,067
Other assets	5,286	5,559
Total assets	$1,535,131	$1,531,167

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$72,494	$68,772
Accrued expenses and other current liabilities	49,825	54,704
Deferred revenue	8,990	8,213
Current portion of long-term debt	3,256	3,249
Capital lease and technology license obligations	19,195	21,402
Total current liabilities	153,760	156,340
Long-term debt	594,590	593,880
Capital lease and technology license obligations, net of current	20,563	24,929
Deferred tax liability	16,972	19,314
Other non-current liabilities	18,722	17,735
Total liabilities	804,607	812,198

Stockholders' equity
Common stock	68	68
Additional paid-in capital	1,128,752	1,106,649
Accumulated deficit	(399,088)	(388,016)
Accumulated other comprehensive income (loss)	792	268
Total stockholders' equity	730,524	718,969
Total liabilities and stockholders' equity	$1,535,131	$1,531,167

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com